Rule 497(e)
File Nos. 333-72042 & 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042         HV-5776 - PremierSolutions Cornerstone
333-72042         HV-5795 - PremierSolutions Standard (Series A)
333-72042         HV-6775 - PremierSolutions Cornerstone (Series II)
333-151805         HV-6776 - Premier Innovations SM
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Supplement dated November 30, 2022 to your Prospectus
FUND NAME CHANGE
Effective on or about December 1, 2022, the following name change will be made to your Prospectus:
Current Fund Name	New Fund Name
Putnam Multi-Cap Core Fund	Putnam Core Equity Fund
As a result of this change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.